SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Correctional Services Corporation
(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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Notes:

                                     [LOGO]


                        CORRECTIONAL SERVICES CORPORATION
                          1819 Main Street, Suite 1000
                             Sarasota, Florida 34236
                                 (941) 953-9199

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On June 28, 1999
To the Stockholders of
   CORRECTIONAL SERVICES CORPORATION

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Correctional Services Corporation ("CSC" or the "Company") will be held at the Hyatt Hotel, 1000 Boulevard of the Arts, Sarasota, Florida 34236 on Monday, June 28, 1999, at 10:00 a.m., local time, to consider and act upon the following proposals:

     1. To elect seven directors to serve until the next annual meeting of stockholders;

     2.   To approve the amendments to the Stock Option Plan;

     3. To grant discretionary authority to the Board of Directors to amend outstanding stock options granted to Ira Cotler, Michael Garretson and Stuart Gerson, which amendments extend the expiration date of those options from five to up to ten years from the date of grant and extend transferability of the options to family members;

     4.   To approve  amendments to the 1994 Non-Employee  Director Stock Option
          Plan;

     5.   To adopt the 1999 Non-Employee Director Stock Option Plan;

     6. To ratify the 1998 grant of a stock option to James F. Slattery, the Company's Chairman, Chief Executive Officer and President;

     7. If proposal 6 is adopted, to grant discretionary authority to the Board of Directors to amend Mr. Slattery's stock option to extend the expiration date of such option from five to up to ten years from the date of grant and extend transferability of the options to family members;

     8. To ratify the reappointment of Grant Thornton, LLP as independent auditors of the Company for the year ending December 31, 1999; and

     9. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of record of the Company's Common Stock at the close of business on May 14, 1999, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. A Proxy Statement describing the matters to be considered and acted upon at the Annual Meeting is attached to this Notice. Also enclosed is the Annual Report to Stockholders for the year ended December 31, 1998 containing audited financial statements of the Company.

                                           On behalf of the Board of Directors,

Sarasota, Florida                          Ira M. Cotler
May 28, 1999                               Secretary

    STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE
     REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY IN THE
                       ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                     [LOGO]


                        CORRECTIONAL SERVICES CORPORATION
                          1819 Main Street, Suite 1000
                             Sarasota, Florida 34236
                                 (941) 953-9199


                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------


                         Annual Meeting of Stockholders
                           to be Held on June 28, 1999


                                  INTRODUCTION

General

     This Proxy Statement is being furnished to holders of the Common Stock, par value $.01 per share (the "Common Stock"), of Correctional Services Corporation, a Delaware corporation, ("CSC" or the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders to be held at the Hyatt Hotel, 1000 Boulevard of the Arts, Sarasota, Florida 34236 on Monday, June 28, 1999, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Annual Meeting"). The cost of this solicitation will be borne by the Company.

     This Proxy Statement and accompanying proxy card are being first mailed to stockholders on or about Friday, May 28, 1999.


     Eliminating Duplicate Mailings

     The rules of the Securities and Exchange Commission require the Company to provide an Annual Report to Stockholders who receive this Proxy Statement, resulting in multiple deliveries to certain stockholders. Stockholders of record who have more than one account in their name, or the same address as another registered stockholder, may authorize the Company to discontinue mailings of multiple Annual Reports by marking the appropriate box on the proxy card(s) for which an Annual Report is not desired. Eliminating duplicate mailings should not only be a convenience to the stockholder, but will also save the Company printing and mailing costs.

Matters to be Considered at the Annual Meeting

     At the Annual Meeting, the stockholders will be asked to consider and vote upon the following proposals:

     1. To elect seven directors to serve until the next annual meeting of stockholders;

     2.   To approve the amendments to the Stock Option Plan;

     3. To grant discretionary authority to the Board of Directors to amend outstanding stock options granted to Ira Cotler, Michael Garretson and Stuart Gerson, which amendments extend the expiration date of those options from five to up to ten years from the date of grant and extend the transferability of options to family members;

     4.   To approve  amendments to the 1994 Non-Employee  Director Stock Option
          Plan;

     5.   To adopt the 1999 Non-Employee Director Stock Option Plan;

     6. To ratify the 1998 grant of a stock option to James F. Slattery, the Company's Chairman, Chief Executive Officer and President;

     7. If proposal 6 is adopted, to grant discretionary authority to the Board of Directors to amend Mr. Slattery's stock option to extend the expiration date of such options from five to up to ten years from the date of grant and extend transferability of the option to family members;

     8. To ratify the reappointment of Grant Thornton, LLP as independent auditors of the Company for the year ending December 31, 1999; and

     9. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Each of these proposals is more fully described in this Proxy Statement.

Voting at the Annual Meeting

     Only holders of record of Common Stock at the close of business on May 14, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, each such holder of record being entitled to one vote per share on each matter to be considered at the Annual Meeting. On the Record Date, there were 11,176,338 shares of Common Stock issued and outstanding.

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (5,588,170 shares of the 11,176,338 shares outstanding) is necessary to constitute a quorum at the Annual Meeting. All abstentions and broker non-votes, if any, will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     A plurality vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the board of seven (7) directors.

     The affirmative vote by holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to approve the amendments to the Stock Option Plan, grant Board authority to approve the amendments to certain stock option grants, approve the amendments to the 1994 Non-Employee Director Stock Option Plan, adopt the 1999 Non-Employee Director Stock Option Plan, ratify the grant of a stock option to James F. Slattery, grant Board authority to amend Mr. Slattery's stock option grant and ratify the reappointment of Grant Thornton LLP as independent auditors of the Company for the year ending December 31, 1999.

     In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will be disregarded and therefore will have no effect on the outcome of the vote.

     If the enclosed proxy card is properly executed and returned to the Company prior to the vote at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, subject to the following conditions:

     Shares represented by a proxy marked "WITHHOLD AUTHORITY" to vote for (i) all seven nominees or (ii) any individual nominee(s) for election as directors and not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. In the absence of instructions, shares represented by a proxy will be voted FOR all of the seven nominees.

     Shares represented by a proxy that is marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In the absence of instructions, shares represented by a proxy will be voted FOR all of the proposals set forth in the Notice of Annual Meeting and at the discretion of the proxies on any other matters that may properly come before the Annual Meeting.

     At any time prior to its exercise, a proxy may be revoked by the stockholder granting it by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement or by attending the Annual Meeting and voting in person.

     A complete list of stockholders entitled to vote at the Meeting shall be available at the offices of the Company during ordinary business hours from June 18, 1999 until the Meeting for the examination by any stockholder for any purpose relevant to the Meeting. This list will also be available at the Meeting.

     Proxies may be solicited on behalf of the Board by mail, telephone, telecopy or in person, and solicitation costs will be paid by the Company. Directors, officers and regular employees of the Company may solicit proxies by such methods without additional compensation. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards and, upon request, will be reimbursed by the Company for their reasonable expenses.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Common Stock on the Record Date by (i) each person known by the Company to own beneficially more than five percent of such shares, (ii) each director and nominee for election as director, (iii) each executive officer named in the Summary Compensation Table under "Executive Compensation" of this Proxy Statement, and
(iv) all directors and executive officers as a group, together with their respective percentage ownership of the outstanding shares as of the Record Date:

                                                                    Amount and Nature of Beneficial Ownership
                                                                  --------------------------------------------
                                                                                     Acquirable
               Name and Address of                                 Number of          Within 60      Percent
                Beneficial Owner                                    Shares              Days+      Outstanding
--------------------------------------------------------------------------------------------------------------
Esther Horn(1) ..............................................        637,175                           5.7%
James F. Slattery(1) ........................................        815,967            93,125         7.3
Aaron Speisman ..............................................        427,485            18,125++       3.8
Jennifer Anna Speisman 1992 Trust ...........................         83,438                --           *
Joshua Israel Speisman 1992 Trust ...........................         83,438                --           *
Ira M. Cotler ...............................................          8,518(2)        117,183++         *
Richard P. Staley ...........................................          8,450            25,041           *
Michael C. Garretson ........................................             --            96,250           *
Stuart Gerson ...............................................             --            46,975++         *
Melvin T. Stith .............................................             --            27,500           *
Shimmie Horn ................................................          6,312            10,000           *
Gilder, Gagnon, Howe & Co.(3)(4) ............................      2,723,631                --        24.4
All officers and directors as a group(eight
persons) ....................................................      1,266,732           434,199        11.6

----------
*    Less than 1%

+ Consists of shares issuable upon exercise of options unless otherwise noted.

++ Includes shares issuable upon exercise of warrants for: Mr. Spiesman-6,700 shares; Mr. Cotler-8,850 shares; and Mr. Gerson-3,850 shares.

(1) Address is c/o Correctional Services Corporation, 1819 Main Street, Suite 1000, Sarasota, Florida 34236.

(2) Includes 2,612 shares of CSC Common Stock owned by his wife as to which he disclaims beneficial ownership.

(3) Address is 1775 Broadway, 6th Floor, New York, New York 10019. Based on two Schedules 13G filed with the SEC by Gilder, Gagnon, Howe & Co. ("Gilder, Gagnon") on February 16, 1999, one related to shares of CSC and the other related to shares of Youth Services International, Inc. Gilder, Gagnon has shared power to dispose or to direct the disposition of 2,723,631 shares and has sole power to vote or to direct the vote of 6,700 shares. The shares reported include 1,957,052 shares held in customer accounts over which partners and/or employees of Gilder, Gagnon have discretionary authority to dispose of or direct the disposition of the shares. 155,110 shares held in accounts owned by the partners of Gilder, Gagnon and their families, and 6,700 shares held in the account of the profit-sharing plan of Gilder, Gagnon.

(4) The information regarding the beneficial ownership of Common Stock by such person or entity is included herein in reliance on its report filed with the SEC, except that the percentage of Common Stock beneficially owned is based upon CSC's calculations made in reliance upon the number of shares of Common Stock reported to be beneficially owned by such person in such report and the number of shares of Common Stock issued and outstanding as of the Record Date.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     James F. Slattery, Aaron Speisman, Richard P. Staley, Stuart M. Gerson, Shimmie Horn, Bobbie L. Huskey and Melvin T. Stith, all of whom are currently directors, constitute the seven nominees for election as directors at the Annual Meeting to serve until the annual meeting of stockholders to be held in 2000, or until their respective successors have been elected and qualified.

     In the event any nominee should become unavailable for election for any presently unforeseen reason, it is intended that the proxies will be voted FOR such substitute nominee as may be designated by the present Board of Directors.

Biographical Information

     Each nominee's name, age, office with the Company, the year first elected a director and certain biographical information are set forth below:

                                   Year First
Name                       Age       Elected    Office
                                   A Director
-----------------------------------------------------------------------------------------------
James F. Slattery..........49         1987      President, Chief Executive Officer and Director
Aaron Speisman.............51         1987      Executive Vice President and Director
Richard P. Staley..........67         1994      Senior Vice President and Director
Stuart M. Gerson(1)(2).....55         1994      Director
Shimmie Horn...............26         1996      Director
Bobbie L. Huskey(1)(3).....50         1999      Director
Melvin T. Stith(1)(2)......52         1994      Director

----------
(1)  Member of Stock Option Committee.

(2)  Member of Audit and Compensation Committees.

(3) Appointed to the Board effective March 31, 1999. Previously served since 1997 as a director of Youth Services International, Inc.

     James F. Slattery co-founded CSC in October 1987 and has been its President, Chief Executive Officer and a director since CSC's inception and Chairman since August 1994. Prior to co-founding CSC, Mr. Slattery had been a managing partner of Merco Properties, Inc., a hotel operation company, Vice President of Coastal Investment Group, a real estate development company, and had held several management positions with the Sheraton Hotel Corporation.

     Aaron Speisman co-founded CSC in October 1987 and has been its Executive Vice President and a director since CSC's inception. From October 1987 to March 1994, Mr. Speisman also served as Chief Financial Officer of CSC. Since June 1, 1996, Mr. Speisman has been employed by CSC on a part-time basis.

     Richard P. Staley has served as CSC's Senior Vice President of Operations since November 1988 and as a director since May 1994. From 1984 to 1987, Mr. Staley was the Evaluation and Compliance Director for Corrections Corporation of America and from 1953 to 1983, held various positions with the United States Department of Justice, Immigration and

Naturalization   Service.  Mr.  Staley  is  a  certified  American  Correctional
Association standards auditor for jail and detention facilities.

     Stuart M. Gerson was elected a director of CSC in June 1994. Since March 1993, Mr. Gerson has been a member of the law firm of Epstein Becker & Green, P.C. From January 1993 to March 1993, he was acting Attorney General of the United States. From January 1989 to January 1993, Mr. Gerson was the Assistant U.S. Attorney General for the Civil Division of the Department of Justice.

     Shimmie Horn was elected a director of CSC in June 1996. Mr. Horn is President of Iroquois Properties, Inc. a real estate holding company. Mr. Horn, received a B.A. degree in Economics from Yeshiva College in 1993, and graduated from the Benjamin Cardozo School of Law in 1996. He is the son of the late Morris Horn, the former Chairman and a founder of CSC.

     Bobbie L. Huskey was a director of Youth Services International, Inc., which was acquired by CSC in March 1999 at which time Ms. Huskey became a director of the Company. She has 27 years experience in corrections and has been president of Huskey & Associates since 1984. Mrs. Huskey specializes in juvenile justice planning, facilities and program development. She has led more than 60 needs assessments and planning studies in 20 states. She has hands-on experience in juvenile justice facilities, having worked with delinquent girls in a treatment facility in Kentucky and has served in executive leadership positions in corrections in Virginia, Indiana and Chicago. She has held every elective office in the American Correctional Association, including president, and was a member of the association's executive committee for 12 years. Ms. Huskey has authored numerous articles and appeared on national news programs discussing corrections and juvenile justice issues. She has won national awards including the E.R. Cass Award for outstanding achievement in the correctional field.

     Melvin T. Stith was elected a director of CSC in November 1994. Since July 1991, Mr. Stith has been Dean of the Florida State University College of Business. From December 1989 to July 1991, Mr. Stith was Chairman of the Marketing Department of the Florida State University College of Business where he was also a Professor. Mr. Stith is also a director of Keebler Foods Company, Synovus Financial Corporation and Rexall Sundown Inc.

                              ---------------------

     There were four meetings of the Board of Directors during 1998. There were also six occasions on which the Board took action by unanimous written consent.

     All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. CSC's officers are elected annually by the Board of Directors and serve at the discretion of the Board.


Committees of the Board of Directors

     The Board of Directors has an audit committee, a compensation committee and a stock option committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee.

     The members of the Audit Committee are Stuart M. Gerson and Melvin T. Stith. The Audit Committee held one meeting during the year ended December 31, 1998 and acted once by unanimous consent. The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of CSC's independent public accountants, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing major accounting and financial policies of CSC, review the adequacy of the financial organization of CSC and review management's procedures and policies relative to the adequacy of CSC's internal accounting controls.

     Messrs. Stith and Gerson also serve on the Compensation Committee and the Stock Option Committee and Ms. Huskey joined the Stock Option Committee in May 1999. The Compensation Committee held one meeting during the year ended December 31, 1998 and the Stock Option Committee acted four times by unanimous written consent during the year ended December 31, 1998. The function of the Compensation Committee is to determine the compensation of CSC's executives. The Stock Option Committee administers CSC's stock option plans and awards stock options.


Directors Compensation

     Employee directors of CSC receive no compensation for serving on the Board of Directors other than reimbursement of expenses incurred in attending meetings. Non-employee directors elected or appointed to the CSC Board of Directors are paid an annual director's fee of $5,000 plus $500 for each Board meeting attended and $250 for each committee meeting attended. In addition, all non-employee directors participate in CSC's 1994 Non-Employee Director Stock Option Plan pursuant to which each non-employee director receives an option to purchase 5,000 shares of Common stock annually. Ms. Huskey received an initial grant of an option to purchase 10,000 shares of Common Stock under the 1994 Non-Employee Director Stock Option Plan when she became a director of CSC on March 31, 1999. Non-employee directors are also reimbursed for expenses incurred in attending meetings.


Indemnification

     CSC's By-Laws provide that CSC shall indemnify each director and such officers, employees and agents as the Board of Directors shall determine from time to time to the fullest extent provided by the laws of the State of Delaware.

     CSC carries insurance providing indemnification, under certain circumstances, to all of CSC's directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers.

     CSC has also entered into Indemnity Agreements with all of its directors and executive officers other than Bobbie Huskey, who is expected to enter into such an agreement in the near future. The Indemnity Agreements provide that CSC will pay any costs which an indemnitee actually and reasonably incurs because of the claims made against the indemnitee by reason of the fact that such indemnitee is or was a director or officer of CSC, except that CSC is not obligated to make any payment which CSC is prohibited by law from paying as indemnity, or where:

     o    a  final   determination  is  rendered  on  a  claim  based  upon  the indemnitee's obtaining a personal profit or advantage to which he was not legally entitled;

     o a final determination is rendered on a claim for an accounting of profits made in connection with a violation of Section 16(b) of the Securities Exchange Act of 1934, or similar state or common law provisions;

     o    a  claim  where  the  indemnitee  was  adjudged  to  be   deliberately
          dishonest; or

     o    a final determination is rendered that indemnification is not lawful.


Reports under Section 16(a) of the Securities Exchange Act

     Section 16 of the Securities Exchange Act of 1934, as amended, requires that executive officers, directors and holders of more than 10% of the Common Stock (collectively "Reporting Persons") file reports of their trading in Company equity securities with the Securities and Exchange Commission. Based upon a review of Section 16 forms filed by the Reporting Persons during the last fiscal year, the Company believes that the Reporting Persons complied with all applicable Section 16 filings.


Required Vote

     A plurality vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the seven (7) nominees as directors.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE SEVEN (7) NOMINEES FOR DIRECTORS.


                       PROPOSAL 2 - APPROVAL OF AMENDMENTS
                            TO THE STOCK OPTION PLAN


     The Amended and Restated Stock Option Plan (the "Amended and Restated Plan") will be proposed for stockholder approval at the Annual Meeting. The CSC Board of Directors approved the Amended and Restated Plan on May 25, 1999. The Amended and Restated Plan provides for the following amendments to the Stock Option Plan (the "Original Plan"):

     o Discretionary increase in the maximum term of options from five years to ten years from the date of grant, as determined by the Committee;

     o Changes to the vesting of options upon a "Change in Control" (as defined by the Amended and Restated Plan);

     o    Transferability of stock options as determined by the Committee; and

     o An increase in the number of shares of Common Stock reserved for issuance under the Amended and Restated Plan by 1,000,000 to 1,500,000 shares.

Explanation of Amendments

Option Term

     The Amended and Restated Plan grants the Committee which administers the Amended and Restated Plan the ability to grant options and amend existing options to provide a term of up to ten years from the date of grant. Currently, the maximum term of options issued pursuant to the Original Plan is five years.

     The Board believes that the flexibility of granting new options or amending existing options to provide for a term in excess of five years will provide optionees them with further incentives aligned with the stockholders' long-term values.

Change in Control

     The Amended and Restated Plan provides that in the event of a consolidation or merger in which the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation, while unexercised options remain outstanding under the Amended and Restated Plan, a holder's rights with respect to outstanding and unexercised options granted to him or her will be adjusted in accordance with any one of the following:

       (i) subject to clauses (iii), (iv) and (v) below, in lieu of shares of CSC Common Stock, shares of such stock or other securities as the holders of the shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

       (ii) the Committee may provide that after a specified date prior to the effective date of such merger, consolidation, liquidation or sale, all options shall be exercisable in full; or

       (iii) all outstanding options may be cancelled as of the effective date of any such merger, consolidation, liquidation or sale, and each holder thereof shall have the right to exercise any or all such options in full during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

       (iv) all outstanding options may be cancelled as of the effective date of any such merger, consolidation, liquidation or sale, and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or

       (v) the Committee may provide for the cancellation of all outstanding options and for the payment to the holders of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

     The Original Plan provides that in the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate. The amendment is being made to conform these change in control provisions with those contained in the 1994 Non-Employee Director Stock Option Plan and to give the Committee broad discretion in addressing outstanding options in the event of a merger, consolidation, liquidation or sale.

Transferability of Options

     The Amended and Restated Plan provides that an Incentive Stock Option ("ISO") may only be sold, pledged, assigned, hypothecated, transferred or disposed of by will or by the laws of descent and distribution or otherwise to the extent permissible under the Internal Revenue Code, (the "Code") and other applicable regulations and that a Non-Qualified Stock Option ("NQSO") may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Committee and as set forth in a grant agreement with an optionee.

     The Original Plan provides that no option may be sold, assigned or otherwise transferred or disposed of in any manner whatsoever except, in the case of an optionee's death, by will or by the laws of descent and distribution.

Increase in the Number of Shares Available

     The Amended and Restated Plan provides for an increase in the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 for a total of 1,500,000. Presently, the Original Plan provides for a total of 500,000 shares of Common Stock to be issued upon the exercise of options granted thereunder.

     To ensure that the number of shares reserved under the Amended and Restated Plan is adequate to attract and retain qualified personnel, the Board of Directors believes it is necessary that further shares of Common Stock be reserved for issuance under the Amended and Restated Plan. The Board believes that an additional 1,000,000 shares of Common Stock for the Amended and Restated Plan should be sufficient for this purpose for approximately five years.

     As of the Record Date, options to purchase an aggregate of 322,750 shares of Common Stock were outstanding under the Plan of which 182,576 were exercisable as of the Record Date. In addition, 163,021 were exercised prior to the Record Date.

     On May 21, 1999, the most recent practicable date prior to the printing of this Proxy Statement, the closing sale price of the Common Stock, as reported by The Nasdaq National Market, was $8.125 per share.

Summary of the Original Plan

     Under the Original Plan, an aggregate of 500,000 shares of Common Stock is reserved for issuance upon exercise of options. The purpose of the Original Plan is to advance the interests of the Company by enhancing its ability to attract and retain selected employees, consultants, officers, directors, independent contractors and other persons by creating incentives and rewards for their contributions to the success of the Company. Incentive stock options that qualify under Section 422 of the Internal Revenue Code (the "Code") and/or non-qualified stock options that do not so qualify may be granted under the Original Plan.

     Administration

     The authority to manage and control the operation and administration of the Original Plan is vested in the Stock Option Committee (the "Committee") of the Board of Directors, which consists of not less than three persons, each of whom must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934.

     Eligibility

     Incentive Stock Options ("ISOs") may be granted only to employees (including officers) of the Company and/or any of its subsidiaries. To qualify as an ISO under the Code, among other things, the aggregate fair market value, determined as at the date of grant, of the shares exercisable under the ISO for the first time by the employee during any calendar year (inclusive of shares under any other ISOs granted to the employee) cannot exceed $100,000; any excess will not qualify for treatment as an ISO. In the event an ISO or a portion thereof no longer qualifies as such under the Code, such former ISO, or portion thereof, as applicable, shall be deemed a Non-Qualified Stock Option under the Original Plan. Non-Qualified Stock Options ("NQSOs") may be granted to any person (including employees who have been granted ISOs) whom the Committee determines will contribute to the success of the Company or its subsidiaries.

     Grant of Options

     Pursuant to the Original Plan, the Committee selects those persons to be granted options and determines (i) whether the respective option is to be an ISO or NQSO, (ii) the number of shares of Common Stock purchasable thereunder, (iii) the time or times when the option becomes exercisable, and (iv) the exercise price per share, which cannot be less than 100% of the fair market value on the date of grant (or 110% for owners of in excess of 10% of the outstanding capital stock of CSC). For purposes of the Original Plan, "fair market value" of a share of Common Stock as of a specified date is the closing bid price appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Unless earlier terminated, options shall terminate and no longer be exercisable five years following the date of grant.

     Each grant of an option will be evidenced by a written stock option agreement setting forth the terms and conditions of the option, including whether it is an ISO or NQSO. Nothing in the Original Plan nor in the stock option agreement evidencing the grant of the ISO and/or NQSO shall confer upon the holder any right to continue in the employ of the Company or obligate the Company to continue the engagement of the holder.

     Exercise of Options

     Options shall become exercisable on the terms and conditions established by the Committee as set forth in the written option agreement. The purchase price shall be made (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) for Incentive Options, through the delivery of Shares owned by the optionee for a period of not less than six months and for which the optionee has good title (free and clear of any liens and encumbrances) having a fair market value equal to the purchase price; or (iii) for non-qualified options, by a combination of cash and shares as provided in (i) and (ii) above. Until the option has been validly exercised, the holder of an option shall not have any rights of a stockholder of the Company with respect to the shares purchasable thereunder.

     Adjustments

     The stock option agreements executed pursuant to the Original Plan contain customary anti-dilution provisions which provide that in the event of any stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company, the number of shares of Common Stock available under the Original Plan and the number of shares subject to outstanding options and the related exercise price per share shall be proportionately adjusted.

     Amendments

     The Stock Option Committee may at any time discontinue granting options under the 1993 Original Plan. The Committee may at any time or times amend the Original Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein above) no such amendment will, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the Original Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, (c) extend the time within which options may be granted,
(d) amend the provisions of Section 10 of the Original Plan (relating to amendments), (e) extend the period of an outstanding option beyond five years from the date of grant, (f) adversely affect the rights of any optionee (without his consent) under any options theretofore granted or (g) be effective if stockholder approval is required by applicable statute, rule or regulation.

     Termination

     No options may be granted under the Plan subsequent to October, 2003 but options theretofore granted may extend beyond that date and the terms of the Plan shall continue to apply to such options and to any shares acquired upon exercise thereof.

Federal Income Tax Consequences

     The following is based upon federal tax laws and regulations as presently in effect and does not purport to be a complete description of the federal income tax aspects of the Original Plan. Also, the specific state tax consequences to each participant under the Original Plan may vary, depending upon the laws of the various states and the individual circumstances of each participant.

Incentive Stock Options

     No taxable income is recognized by the optionee upon the grant of an ISO under the Original Plan. Further, no taxable income will be recognized by the optionee upon exercise of an ISO granted under the Original Plan and no business expense deduction will be available to the Company. Generally, if the optionee holds shares acquired upon the exercise of ISOs for at least two (2) years from the date of grant of the option and for at least one (1) year from the date of exercise, any gain on a subsequent sale of such shares will be considered as long-term capital gain. The gain recognized upon the sale of the shares is equal to the excess of the selling price of the shares over the exercise price. Therefore, the net federal income tax effect on the holders of ISOs who meet the required holding period provisions is to defer, until the shares are sold, taxation of any increase in the value of the shares from the date of grant and to treat such gain, at the time of sale, as capital gain rather than ordinary income.

     However,  in general,  if the optionee sells the shares prior to expiration of either the two-year or one-year period, referred to as a "disqualifying disposition," the optionee will recognize taxable income at ordinary tax rates in an amount equal to the lesser of (i) the value of the shares on the date of exercise, less the exercise price; or (ii) the amount realized on the date of sale, less the exercise price, and the Company will receive a corresponding business expense deduction. The balance of the gain recognized on the disqualifying disposition will be long-term or short-term capital gain depending upon the holding period of the optioned shares. The two-year and one-year holding period rules do not apply to optioned shares which are disposed of by the optionee's estate or a person who acquired such shares by reason of the death of the optionee.

     Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the Company's other four (4) most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated in the Original Plan, and shareholder and Board approval of the Original Plan is obtained. The Original Plan has been drafted to allow compliance with those performance-based criteria that relate to ISOs.

     If shares of Common Stock are used in payment of the exercise price of an ISO, the following rules apply:

          (i) If the exercise price under an ISO is paid by delivery of shares of Common Stock previously acquired upon exercise of an earlier granted ISO, if such delivery constitutes a

     "disqualifying disposition" of the delivered shares because such shares of Common Stock had not been held long enough to satisfy the requisite two-year and one-year holding periods applicable to ISOs, such disqualifying disposition will render the optionee subject to ordinary taxation as discussed above on the delivered shares. To the extent the number of newly acquired shares equals the number of delivered shares as to which there was a disqualifying disposition, the basis for such newly acquired shares will be equal to the fair market value of the delivered shares at the time they were delivered, and the holding period for these newly acquired shares will, except for disqualifying disposition purposes, include the period for which the delivered shares were held; and to the extent the number of newly acquired shares exceeds the number of delivered shares, such additional shares will have a zero basis and a holding period measured from the date of exercise of the option; and

          (ii) If an ISO is exercised with (i) shares of Common Stock acquired upon exercise of an ISO and held for the requisite holding period prior to delivery, (ii) shares of Common Stock acquired under a NQSO, or (iii) shares of Common Stock acquired through open-market purchases, then the optionee will not recognize any taxable income (other than relating to alternative minimum tax) with respect to the shares of Common Stock so delivered. To the extent the purchased shares equal in number the shares of Common Stock delivered in payment of the exercise price, the newly acquired shares will have the same basis and holding period as the delivered shares. The balance of the purchased shares will have a zero basis for tax purposes, and their holding period will commence on the date these additional shares are acquired upon exercise by the optionee.

     At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 20%, and items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.

     An employee may be subject to an alternative minimum tax upon exercise of an ISO since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income, unless the acquired shares are disposed of in the same year that the option was exercised.

Non-Qualified Stock Options

     As in the case of ISOs, the grant of NQSOs will not result in any taxable income to the optionee. However, unlike ISOs, generally the optionee will recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price.

     The fair market value of the shares on the date income is required to be recognized will constitute the tax basis thereof for computing gain or loss on any subsequent sale. Any gain or loss recognized by the optionee upon the subsequent disposition of the shares will be treated as capital gain or loss and will qualify as long-term capital gain or loss if the shares are held for more than twelve months prior to disposition.

     Generally, the Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise. The income recognized by the optionee will be treated as compensation income and will be subject to income tax withholding by the Company.

     At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 20%, and items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.

Required Vote

     Approval of the Amendments to the Stock Option Plan requires the affirmative vote by holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Unless marked to the contrary, proxies received will be voted FOR approval of the Amendments to the Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR APPROVAL OF THE AMENDMENTS TO THE STOCK OPTION PLAN.


                   PROPOSAL 3 - GRANT BOARD AUTHORITY TO AMEND
                      OUTSTANDING STOCK OPTIONS GRANTED TO
                 IRA COTLER, MICHAEL GARRETSON AND STUART GERSON

     On January 21, 1996, CSC granted a stock option to purchase 100,000 shares of Common Stock at an exercise price of $8.875 per share, to each of Michael Garretson and Ira Cotler. On April 8, 1996, CSC granted a stock option to Stuart Gerson to purchase 15,000 shares of Common Stock at an exercise price of $8.75 per share. Each of these stock option grants will expire five years from the date of grant unless the optionee's employment with the Company is terminated earlier.

     Each option contains customary anti-dilution provisions which provide that in the event of a merger, consolidation, stock dividend, split-up, combination, reclassification, exchange or similar event, the number of shares covered by the option and the exercise price are to be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

     Each option is exercisable by payment of the full purchase price for the shares of Common Stock being purchased, in cash, by check or by promissory note.

     On May 25, 1999, the Board of Directors of CSC approved the amendments to the stock option grants, subject to the approval by the shareholders, to provide the Board of Directors with the discretion to extend the expiration date of the options granted to Messrs. Cotler, Garretson and Gerson from five to up to ten years from the date of grant and to extend the transferability of those options to family members.

     The Board believes that the flexibility of granting Board authority to amend the options to provide for a term in excess of five years will provide the optionees with further incentives aligned with the stockholders' long-term values.

Required Vote

         Ratification of Board authority to amend the stock option grants to Messrs. Cotler, Garretson and Gerson requires the affirmative vote by holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Unless marked to the contrary, proxies received will be voted FOR approval of the grant of Board authority to amend the stock option grants.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE DISCRETIONARY APPROVAL OF BOARD AUTHORITY TO AMEND THE STOCK OPTION GRANTS TO MESSRS. COTLER, GARRETSON AND GERSON.

                       PROPOSAL 4 - APPROVAL OF AMENDMENT
               TO THE 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     An amendment to the 1994 Non-Employee Director Stock Option Plan (the "1994 Plan") will be proposed for stockholder approval at the Annual Meeting. The amendment was approved by the CSC Board of Directors on May 25, 1999. The amendment grants the committee administering the 1994 Plan the ability to grant options and amend existing options to provide a term of up to ten years from the date of grant. Currently, the maximum term of options issued pursuant to the 1994 Plan is five years.

     The Board believes that the flexibility of amending existing options to provide for a term in excess of five years will provide the optionees with further incentives aligned with the stockholders' long-term values.

     As of the Record Date, options to purchase an aggregate of 75,625 shares of Common Stock were outstanding under the 1994 Plan of which 60,625 were exercisable. If the 1999 Non-Employee Director Stock Option Plan is approved at the Annual Meeting, no further grants will be made under the 1994 Plan. In addition 26,250 options were exercised prior to the Record Date.


Summary of the 1994 Plan

     Under the 1994 Plan an aggregate of 150,000 shares of Common Stock is reserved for issuance upon exercise of options. The purpose of the 1994 Plan is to advance the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not current or former employees or officers of CSC to serve as members of its Board of Directors.

     Administration

     The authority to manage and control the operation and administration of the 1994 Plan is vested in the Stock Option Committee (the "Committee") of the Board of Directors, which consists of not less than three persons, each of whom must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934.

     Eligibility

     Participation in the 1994 Plan is limited to qualified persons who are not current or former employees or officers of the Company who serve as members of the Board of Directors.

     Grant of Options

     Pursuant to the 1994 Plan, each Non-Employee Director receives upon the later of adoption of the 1994 Plan or such Non-Employee Director's initial appointment to the Board, an initial five-year option to purchase 10,000 shares at an exercise price equal to the fair market value of the Common Stock on the date of grant and a subsequent option to purchase 5,000 shares granted on the date of each annual meeting of shareholders. For purposes of the 1994 Plan, "fair market value" of a share of Common Stock on the day an option is granted is the closing bid price appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

     Each grant of an option will be evidenced by a written stock option agreement setting forth the terms and conditions of the option. Nothing in the 1994 Plan nor in the stock option agreement evidencing the grant shall confer upon the holder any right to employment with the Company or obligate the Company to continue the engagement of the holder.

     Exercise of Options

     Options become exercisable at the rate of 50% of the shares underlying the option, commencing one year following the date of grant. In the event an optionee ceases to be a member of the CSC Board for any reason other than death or permanent disability, any then unexercised portion of the options granted to such optionee shall, to the extent not then vested, immediately terminate and any options that are then exercisable may be exercised by the optionee only during the 180 day period following such termination. In the event that an optionee ceases to be a director as a result of his death or permanent disability, any option granted to such person shall become fully exercisable for the balance of the term of such option. In the event of a consolidation or merger in which the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the 1994 Plan, a holder's rights with respect to options granted to him or her will be adjusted in accordance with any one of the following:

       (i) subject to clauses (iii), (iv) and (v) below, in lieu of shares of CSC Common Stock, shares of such stock or other securities as the holders of the shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

       (ii) the Committee may provide that after a specified date prior to the effective date of such merger, consolidation, liquidation or sale, all options shall be exercisable in full; or


       (iii) all outstanding options may be cancelled as of the effective date of any such merger, consolidation, liquidation or sale, and each holder thereof shall have the right to exercise any or all such options in full during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

       (iv) all outstanding options may be cancelled as of the effective date of any such merger, consolidation, liquidation or sale, and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or

       (v) the Committee may provide for the cancellation of all outstanding options and for the payment to the holders of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

     The purchase price shall be made (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) through the delivery of shares owned by the optionee (free and clear of any liens and encumbrances) valued at their then fair market value; or (iii) by a combination of cash and shares as provided in (i) and (ii) above; or (iv) in the discretion of the Committee, by the issuance by an optionee of a promissory note. Until the option has been validly exercised, the holder of an option shall not have any rights of a stockholder of the Company with respect to the shares purchasable thereunder.

     Options granted pursuant to the 1994 Plan may be exercised only by the holder and is not assignable other than by will or the laws of descent and distribution.

     Adjustments

     The stock option agreements executed pursuant to the 1994 Plan contain customary anti-dilution provisions which provide that in the event of any stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company, the number of shares of Common Stock available under the 1994 Plan and the number of shares subject to outstanding options and the related exercise price per share shall be proportionately adjusted.

     Amendments

     The Committee may at any time or times amend the 1994 Plan or make such modification or amendment as it deems advisable, provided that (except to the extent explicitly required or permitted herein above) no such amendment will, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the 1994 Plan, (b) materially modify the requirements as to eligibility to participate in the 1994 Plan, (c) materially increase benefits accruing to option holders under the 1994 Plan, or
(d) amend the 1994 Plan in any manner which would cause Rule 16b-3 to of the Securities Exchange Act of 1934 to become inapplicable to the 1994 Plan.

     Termination

     No options may be granted under the 1994 Plan subsequent to October, 2004 but options theretofore granted may extend beyond that date and the terms of the 1994 Plan shall continue to apply to such options and to any shares acquired upon exercise thereof.


Federal Income Tax Consequences

     The following is based upon federal tax laws and regulations as presently in effect and does not purport to be a complete description of the federal income tax aspects of the Director Plan. Also, the specific state tax consequences to each participant under the Director Plan may vary, depending upon the laws of the various states and the individual circumstances of each participant.

     Non-Qualified Stock Options

     The grant of NQSOs will not result in any taxable income to the optionee. Generally, the optionee will recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price.

     The fair market value of the shares on the date income is required to be recognized will constitute the tax basis thereof for computing gain or loss on any subsequent sale. Any gain or loss recognized by the optionee upon the subsequent disposition of the shares will be treated as capital gain or loss and will qualify as long-term capital gain or loss if the shares are held for more than twelve months prior to disposition.

     Generally, the Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise. The income recognized by the optionee will be treated as compensation income and will be subject to income tax withholding by the Company.

     At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 20%, and items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.


Required Vote

     Approval of the Amendments to the 1994 Plan requires the affirmative vote by holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Unless marked to the contrary, proxies received will be voted FOR approval of the Amendments to the 1994 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR APPROVAL OF THE AMENDMENTS TO THE 1994 PLAN.

                       PROPOSAL 5 -- APPROVAL OF THE 1999
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On May 25, 1999 the Committee adopted, subject to shareholder approval, the 1999 Non-Employee Director Stock Option Plan (the "Director Plan"), under which an aggregate of 300,000 NQSOs are reserved for issuance as an aggregate of 300,000 shares of Common Stock. In the event the Direct Plan is approved by the shareholders, the Board of Directors intends to grant an option to purchase 25,000 shares of Common Stock, to each non-employee director.

     The purpose of the Director Plan is to provide additional incentives to Non-Employee Directors (as defined below), to promote the financial success and progress of the Company by granting such persons options to purchase shares of the Common Stock.


Summary of Director Plan


     Administration of the Director Plan

     The Director Plan will be administered by the Board of Directors of the Company.

     Eligibility

     As defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a "Non-Employee Director" is a person not currently an officer of the Company or a parent or subsidiary, who does not receive compensation either directly or indirectly as a consultant of the Company (except for an amount not required to be disclosed under Item 404(a) of Regulation S-K, e.g., not more than $60,000), does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K, and is not engaged in a business relationship which would require disclosure under Item 404(b) of Regulation S-K (e.g., where the director has a ten percent or more equity interest in an entity which makes or receives payments in excess of five percent of the Company's or that entity's consolidated gross revenues).

     Grant of Options

     The Board selects Non-Employee Directors to be granted options and determines (i) the number of shares of Common Stock purchasable under the option, (ii) the time or times when the option becomes exercisable, (iii) the exercise price, which cannot be less than the fair market value of a share of Common Stock on the date of grant and (iv) the duration of the option.

     For purposes of the Director Plan, the "fair market value" of the shares shall be deemed to be, if the shares are traded on The Nasdaq Stock Market or on a national securities exchange, the closing sales price of the shares on The Nasdaq Stock Market, National Market or such national securities exchange on the business day immediately preceding the day as of which the determination is being made or on the next preceding day on which the shares were traded if no shares were traded on such day.

     Each option granted under the Director Plan shall be evidenced by a written stock option agreement in such form (which need not be the same for each optionee) as the Board shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Director Plan. The date of Grant of an option shall be the date on which the Board makes the determination to grant such option unless otherwise specified by the Board. The Grant representing the option shall be delivered to the optionee within a reasonable time after the granting of the option.

     Exercise of Options

     Options shall be exercisable within the times or upon the events determined by the Board as set forth in the stock option agreement.

     Payment for the shares may be made (i) in cash, (ii) by surrender of shares of Common Stock of the Company having a fair market value equal to the exercise price of the option; or (iii) by any combination of the foregoing where approved by the Board in its sole discretion; provided, however, in the event of payment of shares of Common Stock by method (ii) above, the shares so surrendered, if originally issued to the optionee upon exercise of an option(s) granted by the Company, shall have been held by the optionee for more than six months.

     Notwithstanding the exercise periods set forth in the stock option agreement, exercise of an option shall always be subject to the following limitations: (i) an option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise and (ii) the Board may specify a reasonable minimum number of shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent the optionee from exercising the option for the full number of shares as to which the option is then exercisable.

     Prior to the issuance of shares upon the exercise of an option, the optionee is required to pay or make adequate provision for payment of any federal, state or local withholding tax obligations of the Company, in the manner determined in the sole discretion of the Board. No optionee shall have any of the rights of a shareholder of the Company with respect to any shares subject to an option until the option has been validly exercised.

     Termination or Lapse of Options

     In the event of death of the optionee or voluntary or involuntary termination of directorship with the Company of the optionee, such option may, subject to the provisions of the Director Plan and any restrictions or limitations as are determined by the Board, be exercised as to those optioned shares in respect of which such option has not previously been exercised, but only to the extent that such option could be exercised by the optionee on the date of such death or voluntary or involuntary termination of directorship with the Company (whichever is the applicable case): (i) in the event of the death of the optionee, then by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, within twelve months from the date of death, but in no event subsequent to the expiration date of the option; or (ii) in the event of the optionee's voluntary or involuntary termination of directorship with the Company, then by the optionee within six months from the date of termination, but in no event subsequent to the expiration date of the option.

     Option Adjustments

     The Director Plan contains a customary anti-dilution provision that provides that in the event of any change in number of the Company's outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of the Common Stock available under the Director Plan and the number of shares subject to outstanding options and exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Board of Directors or shareholders of the Company and compliance with applicable securities laws. No certificate or scrip representing fractional shares shall be issued upon the exercise of any option and any resulting fractions of a share :shall be ignored.

     Change of Control of the Company

     The Director Plan provides that in the event of a consolidation or merger in which the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Director Plan, a holder's rights with respect to options granted to him or her will be adjusted in accordance with any one of the following:

       (i) subject to clauses (iii), (iv) and (v) below, in lieu of shares of CSC Common Stock, shares of such stock or other securities as the holders of the shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

       (ii) the Committee may provide that after a specified date prior to the effective date of such merger, consolidation, liquidation or sale, all options shall be exercisable in full; or

       (iii) all outstanding options may be cancelled as of the effective date of any such merger, consolidation, liquidation or sale, and each holder thereof shall have the right to exercise any or all such options in full during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

       (iv) all outstanding options may be cancelled as of the effective date of any such merger, consolidation, liquidation or sale, and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or

       (v) the Committee may provide for the cancellation of all outstanding options and for the payment to the holders of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

     Amendments to the Director Plan

     The Board may at any time terminate or amend the Director Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to the Director Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the listed company requirements of The Nasdaq National Market or of a national securities exchange on which the shares of Common Stock are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no amendment of the Director Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the optionee.

     Transferability of Options

     An option may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Board and as set forth in a stock option agreement with an optionee.

     Issuance of Shares

     The shares of Common  Stock,  when issued and paid for  pursuant to options
granted   under  the  Director   Plan,   shall  be  issued  as  fully  paid  and
non-assessable shares.

     Termination of the Director Plan

     No option shall be granted pursuant to the Director Plan on or after December 31, 2004, but options theretofore granted may extend beyond that date and the terms of the Director Plan shall continue to apply to such options and to any shares of Common Stock acquired upon exercise thereof.


Federal Income Tax Consequences

     The following is based upon federal tax laws and regulations as presently in effect and does not purport to be a complete description of the federal income tax aspects of the Director Plan. Also, the specific state tax consequences to each participant under the Director Plan may vary, depending upon the laws of the various states and the individual circumstances of each participant.

     Non-Qualified Stock Options

     The grant of NQSOs will not result in any taxable income to the optionee. Generally, the optionee will recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price.

     The fair market value of the shares on the date income is required to be recognized will constitute the tax basis thereof for computing gain or loss on any subsequent sale. Any gain or loss recognized by the optionee upon the subsequent disposition of the shares will be treated as capital gain or loss and will qualify as long-term capital gain or loss if the shares are held for more than twelve months prior to disposition.

     Generally, the Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee at the date of exercise. The income recognized by the optionee will be treated as compensation income and will be subject to income tax withholding by the Company.

     At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 20%, and items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.

     Additional Information Regarding New Plan Benefits. Options granted under the Director Plan are at the discretion of the Committee. Accordingly, future grants of options under the Director Plan are not determinable at this time. Subject to stockholder approval of the Director Plan, the Committee has recommended that options to purchase 25,000 shares of Common Stock be granted to each of Stuart Gerson, Shimmie Horn, Aaron Speisman and Melvin Stith at an exercise price equal to the fair market value of the common Stock on the date of grant.


Required Vote

     Approval of the Director Plan requires the affirmative vote by holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Unless marked to the contrary, proxies received will be voted FOR Approval of the Director Plan.

                THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE
                         APPROVAL OF THE DIRECTOR PLAN.

                PROPOSAL 6 -- RATIFICATION OF STOCK OPTION GRANT
                              TO JAMES F. SLATTERY

     On February 17, 1998, the Board of Directors granted James F. Slattery an option to purchase 150,000 shares of Common Stock at an exercise price of $13.00 per share. On the date of the grant, the Common Stock closed at $13.00 per share on the Nasdaq National Market. Mr. Slattery's option was not granted pursuant to a stock option plan and Nasdaq rules require stockholder approval for such grants.

     One half of these options become exercisable six months from the date of grant and the second one-half become exercisable eighteen months from the date of grant. The option expires on February 17, 2003. The option is exercisable by payment of the full purchase price for the shares of Common Stock being purchased, in cash, by check or by promissory note.

     The option contains customary anti-dilution provisions which provide that in the event of a merger, consolidation, stock dividend, split-up, combination, reclassification, exchange or similar event, the number of shares covered by the option and the exercise price are to be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

     New Plan Benefits

     The following table summarizes the value of unexercised options to be received by Mr. Slattery in the event the above-described proposal is approved by the Company's shareholders:

--------------------------------------------------------------------------------
                                                   Dollar          Number
Name                                               Value          of Shares
----                                               -----          ---------

James F. Slattery, Chairman, CEO & President          (1)           150,000
--------------------------------------------------------------------------------

(1) Equal to the difference between the $8.125 per share closing sale price of the Common Stock on May 21, 1999, the most recent practicable date prior to the printing of this Proxy Statement, as reported by The Nasdaq National Market, and the per share exercise price for the respective options. When no dollar value is indicated, the exercise price of the option is greater than $8.125 per share.


Required Vote

     Ratification of the grant of the stock option to Mr. James F. Slattery requires the affirmative vote by holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Unless marked to the contrary, proxies received will be voted FOR ratification of the grant.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE GRANT OF THE STOCK OPTION TO JAMES F. SLATTERY.

                  PROPOSAL 7 -- GRANT BOARD AUTHORITY TO AMEND
              OUTSTANDING STOCK OPTION GRANTED TO JAMES F. SLATTERY

     On May 25, 1999, the Board of Directors of CSC approved an amendment to Mr. Slattery's stock option grant, subject to shareholder approval, to provide the Board of Directors with the discretion to extend the expiration date of the option granted to Mr. Slattery from five to up to ten years from the date of grant and to extend the transferability of those options to family members.

     The Board believes that providing the Board with the flexibility to amend the option will provide Mr. Slattery with a further incentive aligned with the stockholders' long-term values. This proposal is subject to shareholders approval of the immediately preceding proposal whereby Mr. Slattery's stock option grant is ratified.


Required Vote

     Ratification of Board authority to amend the stock option grant to Mr. Slattery requires the affirmative vote by holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Unless marked to the contrary, proxies received will be voted FOR approval of the grant of Board authority to amend the stock option grant.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE DISCRETIONARY APPROVAL OF BOARD AUTHORITY TO AMEND THE STOCK OPTION GRANT TO MR. SLATTERY.

                   PROPOSAL 8 -- RATIFICATION OF REAPPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors recommends that the stockholders ratify the appointment of Grant Thornton LLP, which served as the Company's independent auditors for the last fiscal year, as independent auditors to audit the Company's financial statements for the fiscal year ending December 31, 1999. A representative of Grant Thornton is expected to be present at the Annual Meeting and will be given the opportunity to make a statement and to answer any questions any stockholder may have with respect to the financial statements of the Company for the year ended December 31, 1998.


Required Vote

     Ratification of the reappointment of independent auditors requires the affirmative vote by holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Unless marked to the contrary, proxies received will be voted for ratification of the reappointment of independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                                 OTHER BUSINESS

     Management does not know of any matter to be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or accrued by CSC during the three fiscal years ended December 31, 1998, 1997 and 1996 to CSC's
Chief Executive Officer and to CSC's two most highly compensated executive officers whose total cash compensation for such periods exceeded $100,000 (the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                             Annual Compensation                      Long-Term       All Other
                                                                                                     Compensation    Compensation(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of
                                                                                     Other Annual     Securities
Name and                                             Salary         Bonus            Compensation     Underlying
Principal Position                       Year          ($)           ($)                ($)(1)          Options
------------------------------------------------------------------------------------------------------------------------------------
James F. Slattery                        1998        260,519        200,000            11,815           150,000         18,635
Chairman, Chief Executive Officer        1997        208,373        200,000            17,988                --         27,270
and President                            1996        208,685             --            19,984                --         20,139

Michael Garretson(3)                     1998        128,814         75,000            12,000(3)             --            292
Executive Vice President                 1997        118,834         75,000            12,000(3)             --            288
                                         1996        112,406            507            13,000(3)        100,000             --

Ira Cotler                               1998        141,431         75,000             6,000                --             67
Executive Vice President, Chief          1997        135,115         75,000             6,000                --             54
Financial Officer                        1996        107,261            507            50,396(4)        100,000             --

----------
(1)  Consists of car lease payments.

(2)  Consists of life insurance premiums.

(3)  Also includes housing allowance.

(4)  Also includes relocation and related costs.

Stock Options

     The following table sets forth certain information concerning options granted during 1998 to the individuals named in the Summary Compensation table:

                              Option Grants in 1998

                                                                                        Potential Realizable Value
                           Number of      % of Total                                     of Assumed Annual Rates of
                          Securities        Options                                       Stock Price Appreciation
                          Underlying        Granted        Exercise                           for Option Term
                            Options         to All           Price       Expiration   ---------------------------------
         Name             Granted (#)      Employees       ($/Share)        Date          5% ($)          10% ($)
-----------------------------------------------------------------------------------------------------------------------
James F. Slattery           150,000(1)        63.1%         $13.00         2/17/03        $538,749      $1,190,494

     (1) One half of these options become exercisable six months from the date of grant and the second one-half become exercisable eighteen months from the date of grant.


Option Exercises and Holdings

     The following table sets forth the value of unexercised stock options held by the Named Executives. No options were exercised by the Named Executives in 1998.


                       Option Values at December 31, 1998

                                       Number of Shares Underlying Options at     Value of In-The-Money Options at
                                                      Year End                                Year End
Name                                          Exercisable/Unexercisable              Exercisable/Unexercisable*
----                                          -------------------------              --------------------------
James F. Slattery.................                  93,125/75,000                             $ 60,624/$0
Mike Garretson....................                     96,250/0                               $323,144/$0
Ira Cotler........................                     100,000/0                              $349,500/$0


* Values are calculated by subtracting the exercise price from the fair market value of the stock at year end.

Employment Agreements

     CSC has entered into an employment agreement with Mr. Slattery expires February 17, 2001 and provides for minimum annual compensation of $270,000, cost of living increases, use of an automobile, reimbursement of business expenses, health insurance, related benefits and a bonus equal to 5% of pre-tax profits in excess of $1,000,000, such bonus not to exceed $200,000.

     CSC entered into an employment agreement with Michael Garretson expired on January 20, 1999 and provided for minimum annual compensation of $115,000, annual salary increases, automobile allowances, reimbursement of business expenses, health or disability insurance, related benefits, a bonus equal to 3% of pre-tax profits in excess of $1,000,000, such bonus not to exceed $75,000, and a grant of options to purchase 100,000 shares of the CSC Common Stock. On December 5, 1998 CSC entered into a new three year employment agreement with Mr. Garretson, which provides for minimum annual compensation of $200,000, annual salary increases, automobile allowances, reimbursement of business expenses, health or disability insurance, and related benefits. The agreement also entitles Mr. Garretson to an annual bonus of $100,000 in the first year and $110,000, and $120,000 in the second and third years respectively, provided that the CSC's total bed count at each year-end exceeds certain amounts.

     On May 3, 1999, CSC amended the employment agreement with its Chief Financial Officer, Ira Cotler dated July 9, 1997. The amendment has a term of three years with automatic annual renewal provisions. Mr. Cotler's minimum annual compensation is $200,000 until February 26, 2000, $210,000 until February 26, 2001 and an amount to be renegotiated by the parties, but in no event less than $210,000 until February 26, 2002. Mr. Cotler also receives automobile allowances and a bonus equal to four tenths of 1% of CSC's earnings before interests, taxes, depreciation, amortization and start-up, such bonus not to exceed $100,000. Mr. Cotler is entitled to terminate his employment with CSC and to receive in a lump sum payment three times his annual base salary plus a bonus at the bonus cap ($100,000 per annum or the pro rata amount) if he is required to relocate to a location not within 50 miles of his present office, except for required travel on CSC's business to an extent substantially consistent with his present travel obligations.

     In determining the bonuses payable to Messrs. Slattery, Garretson and Cotler, the calculation of pre-tax profits for 1998 does not give effect to the early adoption of SOP 98-5.

     On May 3, 1999, CSC entered into a Change in Control Agreement with Ira Cotler. This agreement provides for payments by CSC of specified benefits in the event the employment of Mr. Cotler terminates under specified circumstances following a change in control of CSC. For purposes of this agreement, a change in control is deemed to take place whenever:

     o for any period of two consecutive years beginning on any date from and after May 3, 1999, if the Board of Directors at any time during or at the end of such period is not comprised so that a majority of the directors are either (i) individuals who constitute the Board of Directors at the beginning of such period or (ii) individuals who joined the Board during such period who were elected or nominated for election pursuant to a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (but not including, for purposes of (i) or (ii), a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (B) of Subsection 1(b) of the Change in Control Agreement relating to stockholder approval of a merger, share exchange or consolidation of the Company);

     o    the   stockholders  of  CSC  approve  a  merger,   share  exchange  or
          consolidation of CSC with or into any other corporation wherein immediately following such merger, the shareholders of CSC prior to the transaction own less than 51% of the outstanding voting stock of CSC (if it is the survivor of the transaction) or the surviving entity; or

     o The stockholders of CSC approve a plan of complete liquidation of CSC or an agreement for the sale or disposition by CSC of all or substantially all CSC's assets.

     Benefits made available to Mr. Cotler under the terms of the change in control agreement in the event that his employment is terminated under the above specified circumstances may include:


     o Payment of his full base salary through the date of termination at the rate in effect at the time notice of termination is given, plus all other amounts and benefits to which Mr. Cotler is entitled under his employment agreement or pursuant to any plan of CSC in which he is participating at the time of termination,

     o A lump sum severance payment equal to the sum of (A) 2.99 times Mr. Cotler's annual base salary in effect immediately prior to the occurrence of the change in control and (B) $600,000 as payment for Mr. Cotler's agreement to extend his agreement not to compete under his employment agreement to three years following the date of termination,

     o Any deferred compensation allocated or credited to Mr. Cotler or his account as of the date of termination,

     o Certain additional payments to cover any excise tax imposed by Section 4999 of the Internal Revenue Code,

     o Maintenance of life, disability, accident and health insurance benefits substantially similar to those that Mr. Cotler was receiving immediately prior to the notice of termination, for the period beginning on the date of termination and ending on the earlier of (A) the end of the 36th month after the date of termination or (B) the date Mr. Cotler becomes eligible for such benefits under any plan offered by an employer with which he is employed on a full-time basis, and

     o All benefits payable to Mr. Cotler under any applicable retirement, thrift, and incentive plans as well as any other plan or agreement sponsored by CSC or any of its subsidiaries relating to retirement benefits.

     In January 1999, Mr. Cotler was granted a five year option to purchase 25,000 shares of CSC Common Stock at $11.125 per share. This option becomes exercisable at the annual rate of 8,333 shares, commencing on the date of grant

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     CSC subleases a building located at 12-16 East 31st Street, New York, New York from LeMarquis Operating Corp. ("LMOC"), a corporation owned 25% by Esther Horn and 8% by James F. Slattery. CSC currently utilizes approximately fifty percent of the building for the Manhattan Community Corrections and the New York Community Corrections programs. LMOC leases this building from an unaffiliated party at a current base monthly rental of approximately $16,074 (the "Base Rent"), plus taxes, currently approximately $14,000, and water and sewer charges, currently approximately $3,500, for a total monthly rental of approximately $33,000. CSC has the right to use as much of the building as it requires for its business subject to the rights of certain residential subtenants to remain in the building. These rights include the right to housing at a predetermined rental for an indefinite period of time pursuant to New York State rent stabilization laws.

     As a result of lease negotiations, under a sublease dated as of January 1, 1994, since May 1, 1995, CSC has paid rent of $18,000 per month above the rent paid by LMOC to the building's owner for a total monthly rent of approximately $51,420. CSC has, to date, invested $739,000 in leasehold improvements and will not receive any credit, in terms of a reduction in rent or otherwise, for these improvements. The terms of this sublease were not negotiated at arm's length due to the relationship of Mrs. Horn and Mr. Slattery with both CSC and LMOC. The negotiation of the sublease, including the renewal terms, was requested by the Representative of the Underwriters of CSC's February 2, 1994 initial public offering to substantially track the renewal terms of CSC's management contract. The negotiations were not subject to the board resolution, adopted subsequent to the negotiations, relating to affiliated transactions, as described below, although the terms were approved by all of the directors. The initial term of CSC's sublease expired April 30, 1995, and is currently in its first renewal term expiring April 30, 2000. The sublease contains two additional successive five-year renewal options beginning May 1, 2000. The monthly rent above the rent paid by LMOC to the building's owner will increase to $22,000 per month during the second renewal term beginning May 1, 2000 and to $26,000 per month during the third renewal term beginning May 1, 2005. CSC paid $40,000 to LMOC for the renewal options. These renewal options were separately negotiated between the Board of Directors of CSC and LMOC. Mr. Slattery participated in such negotiations. Mrs. Horn and Mr. Slattery will receive their proportionate shares of rents received by LMOC under the terms of this sublease.

     Previously, residential and commercial tenants of this building paid rent to LeMarquis Enterprises Corp. ("Enterprises"), a company owned 30% by Mrs. Horn, 28% by Mr. Slattery and 25% by Mr. Speisman, and Enterprises paid all expenses of operating the residential and commercial portions of the building as well as a portion of the overall expenses of the building. As of February 1994, however, all of the building's revenues, including rent from the residential and commercial tenants are now received and expenses paid by CSC. The revenue from this portion of the building was approximately $199,000 in 1998. CSC anticipates that operating the portion of the building occupied by residential and commercial tenants will result in a net expense to CSC of approximately $6,500 per month. Due to New York rent stabilization laws, CSC is unable to increase the rent paid by the residential tenants in this building in response to increased rent or expenses incurred by CSC.

     CSC leases the entire building located at 988 Myrtle Avenue, Brooklyn, New York from Myrtle Avenue Family Center, Inc. ("MAFC") pursuant to a lease which commenced January 1, 1994 and expires December 31, 1998. The lease establishes a monthly rental of $40,000 and contains three five-year renewal options. The monthly rental for the first option period, which runs from January 1, 1999 through December 31, 2003, is $40,000. The monthly rental for the second option period, which runs from January 1, 2004 through December 31, 2008, is $45,000, and the monthly rental for the third option period, which runs from January 1, 2009 through December 31, 2013, is $50,000. In addition, CSC pays taxes, insurance, repairs and maintenance on this building. MAFC is a corporation owned by Mrs. Horn (27.5%) and Messrs. Slattery (8%) and Speisman (27.5%). The terms of the lease were not negotiated at arm's length due to their relationship with MAFC and CSC. Messrs. Slattery and Speisman participated in such negotiations.

     CSC leases a building located at 2534 Creston Avenue, Bronx, New York from Creston Realty Associates, L.P. ("CRA"), a corporation owned 10% by Esther Horn. The lease term is two years commencing October 1, 1996 and has three additional one year option periods. CSC also pays a base rent of $180,000 per year which will escalate five percent per year for each of the three year options if they are exercised. CSC pays taxes, insurance, repairs and maintenance on this building which will be used to house a community correctional center. The terms of this lease were not negotiated at arm's length due to the relationship between CSC, Ms. Horn and CRA.

     In October 1989, a subsidiary of CSC entered into an employment agreement with William Banks. Under this agreement, Mr. Banks was responsible for developing and implementing community relations projects on behalf of CSC and for acting as a liaison between CSC and local community and civic groups who may have concerns about CSC's facilities being established in their communities, and with government officials throughout the State of New York. As compensation, Mr. Banks received 3% of the gross revenue from all Federal Bureau of Prisons, state and local correctional agency contracts within the State of New York with a guaranteed minimum monthly income of $4,500. In December 1993, Mr. Banks agreed to become a consultant to CSC upon the same terms and conditions in order to accurately reflect the level and nature of the services he provided. In 1997 and 1998, Mr. Banks earned approximately $239,000 and $300,000, respectively.

     Stuart M. Gerson, a director of CSC, is a member of EB&G, CSC's legal counsel, which has received fees for legal services rendered to CSC during the last fiscal year.

     Pursuant to the terms of a CSC Board resolution adopted in connection with CSC's initial public offering, all transactions between CSC and any of its officers, directors or affiliates (except for wholly-owned subsidiaries) must be approved by a majority of the unaffiliated members of the Board of Directors and be on terms no less favorable to CSC than could be obtained from unaffiliated third parties and be in connection with bona fide business purposes of CSC. In the event CSC makes a loan to an individual affiliate (other than a short-term advance for travel, business expense, relocation or similar ordinary operating expenditure), such loan must be approved by a majority of the unaffiliated directors.

                               "PERFORMANCE GRAPH"

     The following performance graph compares the cumulative total stockholder return on the Common Stock to the cumulative total return of the Russell 2000 Stock Index and the Wilshire Small Cap Index for the last three fiscal years. The graph assumes that the value of the investment in the Common Stock and each index was $100 at December 31, 1995 and that all dividends were reinvested on a quarterly basis.

                      COMPARISON OF CUMULATIVE TOTAL RETURN



                                [GRAPHIC OMITTED]

                             STOCKHOLDERS' PROPOSALS

     Any stockholder of the Company who wishes to present a proposal to be considered at the Company's next annual meeting of stockholders, and who wishes to have such proposal presented in the Company's proxy statement for such Meeting, must deliver such proposal in writing to the Company at 1819 Main Street, Suite 1000, Sarasota, Florida 34236, on or before December 31, 1999. In order to curtail controversy as to the date on which the proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.



Dated:   May 28, 1999

                                    APPENDIX


1. Copy of the Company's Amended And Restated Stock Option Plan As amended and restated as of May 25, 1999 (subject to approval by the Company's shareholders of the Plan Amendments)

2.   Copy of the Company's 1999 Non-Employee Director Stock Option Plan


3. Copy of the Company's Amended And Restated 1994 Non-Employee Director Stock Option Plan As amended and restated as of May 25, 1999 (subject to approval by the Company's shareholders of the Director Plan Amendments)

                        CORRECTIONAL SERVICES CORPORATION
                                    (f.k.a.)
                        ESMOR CORRECTIONAL SERVICES, INC.

                     AMENDED AND RESTATED STOCK OPTION PLAN
                           As amended on May 25, 1999


     1. Plan; Purpose; General. The purpose of this Amended and Restated Stock Option Plan (the "Plan") is to advance the interests of Correctional Services Corporation, (the "Company") by enhancing the ability of the Company to attract and retain selected employees, consultants, advisors to the Board of Directors and qualified directors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's Common Stock, par value $0.01 per share, as the title or par value may be amended (the "Shares"). Options granted pursuant to the Plan may be incentive stock options ("Incentive Options") as defined in the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options, or both. The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

     2. Effective Date of Plan. The Plan will become effective upon approval by the Board of Directors (the "Board"), and shall be subject to the approval by the holders of at least a majority of all Shares present in person and by proxy and entitled to vote thereon at a meeting of stockholders of the Company within 12 months after the Company has a class of equity securities registered under the Securities Act of 1933, as amended (the "Act").

     3. Administration of the Plan. The Plan will be administered by the Board of the Company. The Board will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

     The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"), in which event all references to the Board hereunder, including without limitation the references in Section 9, shall be deemed to refer to the Committee. The Committee shall consist of not fewer than three members. Each of the members must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

     The Board and the Committee, if any, shall have the authority to determine eligibility, the number of options granted and the exercise price of options.

     4. Eligibility. The Participants in the Plan shall be all employees, consultants, advisors to the Board of Directors and qualified directors of the Company or any of its present or future subsidiaries (as defined in Section 8) whether or not they are also officers of the Company. Members of the Committee are eligible only if they do not exercise any discretion in selecting Participants who receive grants of options, in determining the number of shares to be granted to any Participant or in determining the exercise price of any options, or if counsel to the Company may otherwise advise the Committee that the taking of any such action does not impair the status of such eligible Committee members as "disinterested persons" within the meaning of Exchange Act Rule 16b-3.

     5. Grant of Options.

     (a) The Board shall grant options to Participants that it, in its sole discretion, selects. Options shall be granted on such terms as the Board shall determine except that Incentive Options shall be granted on terms that comply with the Code and Regulations thereunder.

     (b) No options shall be granted after October 28, 2003 but options previously granted may extend beyond that date.

     6. Terms and Conditions of Options

     (a) Exercise Price. Except as provided in Section 5(b) of this Plan, the purchase price per Share for Shares issuable upon exercise of options shall be a minimum of 100% of fair market value on the date of grant and shall be determined by the Board. For this purpose, "fair market value" will be determined as set forth in Section 8. Notwithstanding the foregoing, if any person to whom an option is to be granted owns in excess of ten percent of the outstanding capital stock of the Company, then no option may be granted to such person for less than 110% of the fair market value on the date of grant as determined by the Board.

     (b) Period of Options. Unless earlier terminated, options shall terminate at a date determined by the Board of Directors, but in no event more than ten years from the date of grant.

     (c) Payment for Delivery of Shares. Shares which are subject to options shall be issued only upon receipt by the Company of full payment of the purchase price for the Shares as to which the option is exercised. The purchase price shall be payable by the Participant to the Company either (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) for Incentive Options, through the delivery of Shares owned by the Participant for a period of not less than six months and for which the Participant has good title (free and clear of any liens and encumbrances) having a fair market value equal to the purchase price; or (iii) for non-qualified options, by a combination of cash and Shares as provided in (i) and (ii) above.

     The Company shall not be obligated to deliver any Shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding common stock is at the time listed on any securities exchange, unless and until the Shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Act and applicable state securities laws.

     A Participant shall have the rights of a shareholder only as to Shares actually acquired by him under the Plan.

     (d) Vesting. Except for options granted pursuant to Section 5(b) of this Plan, the Board may impose such vesting restrictions as it sees fit at the time of grant.

     (e) Transferability of Options. Incentive Options may only be sold, pledged, assigned, hypothecated, transferred or disposed of by will or by the laws of descent and distribution or otherwise to the extent permissible under the Code and other applicable regulations. Non-qualified stock options may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Committee and as set forth in a grant agreement with an optionee.

     (f) Forfeiture of Options upon Termination of Relationship. All previously unexercised options including options which have not vested shall terminate and be forfeited automatically upon the termination for any reasons whatsoever of a Participant's status as an employee, consultant or advisor to the Board. Except as provided in Section 6(g) below, unexercised options granted to directors shall not terminate or be forfeited in the event such person is no longer a director of the Company.

     (g) Death. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or such further period as the Board may allow) such options may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to his death, by his personal representative or the person or persons to whom the options are transferred by the will or the applicable laws of descent and distribution, and except as so exercised such options will expire at the end of such period.

     (h) Loans to Exercise Option. If requested by any Participant to whom a grant of non-qualified options has been made, the Company or any subsidiary may loan such person the amount of money necessary to pay the federal income taxes incurred as a result of the exercise of any options (or guarantee a bank loan for such purpose), assuming that the Participant is in the maximum federal income tax bracket six months from the time of exercise and assuming that the Participant has no deductions which would reduce the amount of such tax owed. The loan shall be made on or after April 15th of the year following the year in which the amount of tax is determined as may be requested by the Participant and shall be made on such terms as the Company or lending bank determines.

     (i) Withholding Taxes. To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any options, the Company shall have the right to assist the Participant to satisfy such withholding requirement by (i) the

Participant  paying the amount of the required  withholding  tax to the Company,
(ii) the Participant delivering to the Company Shares of its common stock previously owned by the Participant or (iii) the Participant having the Company retain a portion of the Shares covered by the option exercise. The number of Shares to be delivered to or withheld by the Company times the fair market value as defined by Section 9 of this Plan shall equal the cash required to be withheld. To the extent that the Company elects to allow the Participant either to deliver or have withheld Shares of the Company's common stock, the Board or the Committee may require him to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.

     7. Shares Subject to Plan.

     (a) Number of Shares and Stock to be Delivered. Shares delivered pursuant to this Plan shall in the discretion of the Board be authorized but unissued Shares of common stock or previously issued Shares acquired by the Company. Subject to adjustments as described below, the aggregate number of Shares which may be delivered under this Plan shall not exceed 1,500,000 Shares of common stock of the Company.

     (b) Changes in Stock. In the event of a stock dividend, stock split or combination of Shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of Shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be delivered under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

     The Board may also adjust the number of Shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     8. Change in Control.

     In the event of a consolidation or merger in which the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation, while unexercised options remain outstanding under the Plan, a holder's rights with respect to outstanding and unexercised options granted to him or her will be adjusted in accordance with any one of the following:

       (i) subject to clauses (iii), (iv) and (v) below, in lieu of shares of CSC Common Stock, shares of such stock or other securities as the holders of the shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

       (ii) the Committee may provide that after a specified date prior to the effective date of such merger, consolidation, liquidation or sale, all options shall be exercisable in full; or

       (iii) all outstanding options may be cancelled as of the effective date of any such merger, consolidation, liquidation or sale, and each holder thereof shall have the right to exercise any or all such options in full during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

       (iv) all outstanding options may be cancelled as of the effective date of any such merger, consolidation, liquidation or sale, and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or

       (v) the Committee may provide for the cancellation of all outstanding options and for the payment to the holders of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

     9. Definitions.

     (a) For purposes of the Plan, a subsidiary is any corporation (i) in which the Company owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control.

     (b) The fair market value of the common stock shall be deemed to be: (i) the closing price of the Company's common stock appearing on a national securities exchange if the Company's common stock is listed on such an exchange, or if not listed, the average closing bid price appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); (ii) if the Shares are not listed on NASDAQ, then the average bid price for the Company's stock as listed in the National Quotation Bureau's pink sheets; (iii) if there are no listed bid prices published in the pink sheets, then the market value shall be based upon the average closing bid price as determined following a polling of all dealers making a market in the Company's Shares.

     10. Indemnification of Board. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against reasonable expenses, including attorney's fees, actually and reasonably incurred in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all judgments, fines and amounts paid by his in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceedings, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for a breach of the duty of loyalty, bad faith or intentional misconduct in his duties; and provide, further that the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend same.

     11. Amendments. The Board may at any time discontinue granting options under the Plan. The Board may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein above) no such amendment will, without the approval of the stockholders of the Company, (a) increase the maximum number of Shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, (c) extend the time within which options may be granted, (d) amend the provisions of this Section 10 of the Plan, (e) extend the period of an outstanding option beyond ten years from the date of grant, (f) adversely affect the rights of any Participant (without his consent) under any options theretofore granted or (g) be effective if stockholder approval is required by applicable statute, rule or regulation

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                       OF
                        CORRECTIONAL SERVICES CORPORATION

1.   Purpose of Plan.

     The purpose of this Non-Employee Director Stock Option Plan ("Plan") is to provide additional incentives to Non-Employee Directors (as defined below) of Correctional Services Corporation ("Company") to promote the financial success and progress of the Company by granting such persons options to purchase shares of the Company's Common Stock ("Common Stock"). The options to purchase shares of Common Stock under this Plan shall not qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

2.   Definition of "Non-Employee Director".

     As defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a "Non-Employee Director" is a person not currently an officer of the Company or a parent or subsidiary, who does not receive compensation either directly or indirectly as a consultant of the Company (except for an amount not required to be disclosed under Item 404(a) of Regulation S-K, e.g., not more than $60,000), does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K, and is not engaged in a business relationship which would require disclosure under Item 404(b) of Regulation S-K (e.g., where the director has a ten percent or more equity interest in an entity which makes or receives payments in excess of five percent of the Company's or that entity's consolidated gross revenues).

3.   Adoption of Plan.

     This Plan shall be effective on the date that it is adopted by the Board of Directors of the Company ("Board"). The Board shall have and may exercise any and all of the powers relating to the administration of this Plan and the grant of options hereunder as are set forth herein.

4.   Administration.

     (a)  This Plan shall be administered by the Board.

     (b) The Board shall have the authority to (i) exercise all of the powers granted to it under this Plan, (ii) construe, interpret and implement this Plan and any Stock Option Agreements executed pursuant to Section 8 hereof, (iii) prescribe, amend and rescind rules and regulations relating to this Plan, (iv) make all determinations necessary or advisable in administering this Plan and (v) correct any defect, supply any omission and reconcile any inconsistency in this Plan.

     (c) The determination of the Board on all matters relating to this Plan or any Stock Option Agreement shall be final, binding and conclusive.

     (d) No member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any award thereunder.

5.   Eligibility.

     Individuals who are Non-Employee Directors of the Company shall be eligible to participate in this Plan. Each Non-Employee Director to whom an option is granted hereunder is referred to as an "Optionee."

6.   Shares Subject to this Plan.

     The maximum number of shares of Common Stock that may be issued pursuant to options granted under this Plan to all Optionees is 300,000 shares, which shares may, at the discretion of the Board, be either authorized but unissued shares or shares previously issued and reacquired by the Company. Such number of shares shall be subject to adjustment as provided in this Plan. If any option is terminated or unpurchased in whole or in part for any reason without being exercised in whole or in part, the shares thereby released from such option shall be available for purchase under other options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of shares of Common Stock as shall be required to satisfy the requirements of outstanding options under this Plan.

7.   Granting of Options; Effective Date.

     Until the expiration or sooner termination of this Plan, the Board, at any time and from time to time, may grant options to Non-Employee Directors for such number of shares, at such option price, and subject to the terms and provisions of this Plan. The date on which the grant of an option is authorized by the Board shall be the effective date of grant for all purposes, notwithstanding the fact that written acceptance by the Optionee of such grant may take place thereafter.

8.   Terms and Conditions of Options.

     All options granted under this Plan shall be evidenced by a written Stock Option Agreement (which may incorporate the provisions of this Plan by reference and which shall be in such form as the Board shall approve) signed by the President of the Company and the Optionee. All options shall be granted subject to the following terms and conditions:

     (a) Exercise Price. The exercise price per share with respect to each option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

     (b) Fair Market Value. The term "Fair Market Value" as used herein as of any date and in respect of any share of Common Stock means the closing sale price for a share of Common Stock on the immediately preceding trading date as reported on The Nasdaq National Market or, if no closing sale price shall have been made on such relevant date, on the next preceding day on which there was a closing sale price; provided, however, that if no closing sale price shall have been made within the ten business days preceding such relevant date, or if deemed appropriate by the Board for any other reason, the Fair Market Value of such shares of Common Stock shall be as determined by the Board. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

     (c) Option Term. Each option shall be granted for a term determined from time to time by the Board, but in no event shall an option be granted for a term of more than ten years and each option is subject to earlier termination in the event of the death or the voluntary or involuntary termination of the Optionee as set forth herein.

     (d) Exercise of Options. Options shall be exercisable within the times or upon the events determined by the Board as set forth in the grant of options; provided, however, that no option shall be exercisable after the expiration of five years from the date the option is granted. Upon exercise no fractional shares of Common Stock shall be issued or transferred and no payments shall be made in lieu of fractional shares. No shares of Common Stock shall be issued or delivered until full payment therefor has been made. No option may be exercised for fewer than the lesser of (i) 500 shares of Common Stock or (ii) all remaining shares of Common Stock subject to the option.

     (e) Notice of Exercise. Options may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Board, stating the number of shares of Common Stock being purchased, the restrictions imposed on the shares of Common Stock and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of shares of Common Stock being purchased.

     (f) Payment. Payment for the shares of Common Stock may be made (i) in cash, (ii) by surrender of shares of Common Stock having a Fair Market Value equal to the exercise price of the option or (iii) by any combination of the foregoing where approved by the Board in its sole discretion; provided, however, in the event of payment for the shares of Common Stock by method (ii) above, the shares of Common Stock so surrendered, if originally issued to the Optionee upon exercise of an option(s) granted by the Company, shall have been held by the Optionee for more than six months.

     (g) Purchase for Investment. If the shares of Common Stock subject to an option have not been registered under the Securities Act of 1933, as amended ("Securities Act"), the Board shall have the right to require, as a condition to any exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act, including but not limited to the representation that any and all shares of Common Stock purchased upon exercise of the option will be purchased for investment and not with a view to the distribution or resale thereof and to agree that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the Stock Option Agreement or as may be imposed by law.

     (h) Death or Voluntary or Involuntary Termination. In the event of death of the Optionee or voluntary or involuntary termination of directorship with the Company of the Optionee, such option may, subject to the provisions of this Plan and any restrictions or limitations as are determined by the Board, be exercised as to those optioned shares in respect of which such option has not previously been exercised, but only to the extent that such option could be exercised by the Optionee on the date of such death or voluntary or involuntary termination of directorship with the Company (whichever is the applicable case):

          i) in the event of the death of the Optionee, then by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, within twelve months from the date of death, but in no event subsequent to the expiration date of the option; or

          ii) in the event of the Optionee's voluntary or involuntary termination of directorship with the Company, then by the Optionee within six months from the date of termination, but in no event subsequent to the expiration date of the option.

9.   Privileges of Stock Ownership.

     No Optionee shall have any of the rights of a shareholder with respect to any shares of Common Stock subject to an option until the option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan.

10.  Adjustment of Option Shares.

     In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of

          Common Stock available under this Plan and the number of shares of Common Stock subject to outstanding options and the exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any option and any resulting fractions of a share of Common Stock shall be ignored.

11.  Compliance with Laws.

     The grant of options and the issuance of shares upon exercise of any options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all applicable state securities laws and compliance with the requirements of any stock exchange on which the shares may be listed. The Company shall be under no obligation to register the shares with the Securities and Exchange Commission or to effect compliance with the Securities Act or with the registration or qualification requirement of any state securities laws or stock exchange.

12.  Change of Control.

     In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the plan:

       (i) subject to the provisions of clauses(iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of CSC Common Stock, shares of such stock or other securities as the holders of the shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

       (ii) the Committee may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall be exercisable in full; or

       (iii) all outstanding options may be cancelled, by the Committee as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each older thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding t he effective date of such merger, consolidation, liquidation or sale; or

       (iv) all outstanding options may be cancelled by the Committee as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or

       (v) the Committee may provide for the cancellation of all outstanding options and for the payment to the holders of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

13.  Amendment or Termination of Plan.

     The Board may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to this Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the listed company requirements of The Nasdaq National Market or of a national securities exchange on which the shares of Common Stock are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no amendment of this Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the Optionee.

14.  Term of Plan.

     No option shall be granted pursuant to this Plan on or after May 31, 2004, but options theretofore granted may extend beyond that date and the terms of this Plan shall continue to apply to such options and to any shares of Common Stock acquired upon exercise thereof.

15.  Applicable Law.

     The validity, interpretation and enforcement of this Plan shall be governed in all respects by the laws of the State of Delaware and the United States of America.

16.  Issuance of Shares.

     The shares of Common Stock, when issued and paid for pursuant to the options granted hereunder, shall be issued as fully paid and non-assessable shares.

17.  Withholding Taxes.

     Whenever under this Plan shares are to be issued in satisfaction of the exercise of options granted thereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

18.  Transferability of Options.

     An option may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Board and as set forth in a Stock Option Agreement with an Optionee.

                        CORRECTIONAL SERVICES CORPORATION
                                    (f.k.a.)
                        ESMOR CORRECTIONAL SERVICES, INC.
                              AMENDED AND RESTATED
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                   As amended and restated as of May 25, 1999

1.   PURPOSE.

     This Non-Qualified Stock Option Plan, to be known as the 1994 Non-Employee Director Stock Option Plan (the "Plan"), is intended to promote the interests of Esmor Correctional Services, Inc., a Delaware corporation (the "Company"), by providing an inducement to obtain and retain the services of qualified persons who are not current or former employees or officers of the Company (an "Outside Director") to serve as members of its Board of Directors (the "Board").

2.   AVAILABLE SHARES.

     The total number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), for which options may be granted under the Plan shall not exceed 150,000 shares, subject to adjustment in accordance with Paragraph 10 of the Plan. Shares of Common Stock subject to the Plan are authorized but unissued shares of Common Stock or shares of Common Stock that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares of Common Stock reserved therefor shall continue to be available under the Plan.

3.   ADMINISTRATION.

     The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

4.   GRANTING OF OPTIONS.

     (a) On the date of adoption of the Plan (the "Effective Date"), each Outside Director shall automatically be granted, subject to availability, without any further action by the Board, an option to purchase 10,000 shares of Common Stock (the "Initial Grant").

     (b) On the date of each annual meeting of stockholders following the Effective Date, each Outside Director shall automatically be granted, subject to availability, without any further action by the Board, an option to purchase 5,000 shares of Common Stock (the "Annual Grant"). In the event a person becomes an Outside Director after the Effective Date, such person shall automatically receive an Initial Grant on the date such person becomes an Outside Director.

     (c) Except for the specific options referred to above, no other options shall be granted under the Plan. Options granted under the Plan are not intended to be treated as incentive stock options as defined in
          Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5.   EXERCISE PRICE.

     The purchase price of the Common Stock covered by an option granted pursuant to the Plan shall be 100% of the fair market value per share of a share of Common Stock on the day the option is granted (the "Exercise Price"). The Exercise Price will be subject to adjustment in accordance with the provisions of Paragraph 10 of the Plan. For purposes of the Plan, "fair market value" shall be (i) the closing price of the Company's Common Stock appearing on a national securities exchange if the Company's Common Stock is listed on such an exchange, or if not listed, the closing bid price appearing on the national Association of Securities Dealers Automated Quotation System ("NASDAQ"); or (ii) if the Shares are not listed on NASDAQ, then the closing bid price for the Company's Common Stock as listed in the National Quotation Bureau's pink sheets; or (iii) if there are no listed bid prices published in the pink sheets, then the market value shall be based upon the closing bid price as determined following a polling of all dealers making a market in the Company's Common Stock.

6.   PERIOD OF OPTION.

     Each option shall be granted for a term determined from time to time by the Board, but in no event shall an option be granted for a term of more than ten years and each option is subject to earlier termination in the event of the death or the voluntary or involuntary termination of the Optionee as set forth herein.

7.   VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS.

     (a) Vesting. Options granted under the Plan shall not be exercisable until they become vested. Options granted shall vest in the optionee and become exercisable immediately by the optionee in two annual installments of 50% each on the first and second anniversary of the date of grant.

     (b) Legend of Certificates. The certificates representing such shares of Common Stock shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     (c) Non-transferability. Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder, and shall be exercisable during the optionee's lifetime only by him or her.

8.   TERMINATION OF OPTION RIGHTS.

     (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 180 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 180 days have expired.

     (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

9.   EXERCISE OF OPTION.

     Subject to the terms and conditions of the Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Esmor Correctional Services, Inc., 275 Broad Hollow Road, Melville, New York 11747, Attention: Chief Financial Officer, stating the number of shares of Common Stock with respect to which the option is being exercised, accompanied by payment in full for such shares of Common Stock. Payment may be:

     (a)  in United States dollars in cash or by check; or

     (b) in whole or in part of Common Stock of the Company already owned by the person or persons exercising the option, valued at fair market value determined in accordance with the provisions of Paragraph 5; or

     (c) by a combination of cash or check and Common Stock as provided in (a) and (b) above; or

     (d) in the discretion of the Committee, by the issuance by an Outside Director of a promissory note, which shall be payable in one or more installments and over such period of time (not in excess of five years) as determined by the Committee and shall bear interest at such rate as shall be determined by the Committee, which in no event shall be less than the minimum rate required by the provisions of Section 483 of the Code to award the imputation of income to such Outside Director.

     The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares of Common Stock acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares of Common Stock on the books of the Company and shall cause the fully executed certificate(s) representing such shares of Common Stock to be delivered to the optionee as soon as practicably after payment of the option price in full.

     The holder of an option shall not have any rights of a stockholder with respect to the shares of Common Stock covered by the option, except to the extent that one or more certificates for such shares of Common Stock shall be delivered to him or her upon the due exercise of the option.

10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER MATTERS.

     Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

     (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     (b) Merger; Consolidation; Liquidation; Sale of Assets. In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan:

          (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of the shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or

          (ii) the Committee may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall be exercisable in full; or



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

          (iii)all outstanding options may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each holder thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or

          (iv) all outstanding options may be cancelled by the Committee as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or

          (v) the Committee may provide for the cancellation of all outstanding options and for the payment to the holders of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

     (c) Issuance of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options, provided, however, in the event the Company issues or sells any Common Stock or Common Stock Equivalents without consideration or for consideration per share less than the current fair market value per share (as defined in Paragraph 5 below) on the date of such issuance or sale, or fixes a record date for the issuance of subscription rights, options or warrants to all holders of Common Stock entitling them to purchase Common Stock (or Common Stock Equivalents) at a price per share (or having an exercise or conversion price per share) less than the then current fair market value per share, the Exercise Price shall be adjusted so that it will equal the price determined by multiplying the Exercise Price in effect immediately prior to the adjustment by a fraction, of which the numerator shall be (i) the number of shares outstanding on the record date for such sale or issuance, plus (ii) the number of additional shares which the aggregate consideration received by the Company upon such issuance or sale (plus the aggregate of any additional amount to be received by the Company upon the exercise of such subscription rights, options or warrants) would purchase at the fair market value, and of which the denominator shall be (x) the number of shares outstanding on the record date for such issuance or sale, plus (y) the number of additional shares offered for subscription or purchase (or into which the Common Stock Equivalents so offered are exercisable or convertible). Each adjustment shall become effective retroactively immediately after the record date for the issuance. To the extent that Common Stock (or Common Stock Equivalents) are not delivered after the expiration of such subscription rights, options or warrants, the

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

          Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made upon the basis of delivery of only the number of shares (or Common Stock Equivalents) actually delivered. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     (d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Paragraph 2 of the Plan that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events. The Committee shall determine the specific adjustments to be made under this Paragraph 10 and its determination shall be conclusive.

11.  RESTRICTIONS ON ISSUANCE OF SHARE.

     Notwithstanding the provisions of Paragraphs 4 and 9 of the Plan, the Company shall not be obligated to deliver any Common Stock unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding Common Stock is at the time listed on any securities exchange, unless and until the Common Stock to be delivered has been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of the Common Stock have been approved by the Company's counsel.

12.  REPRESENTATION OF OPTIONEE.

     If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in Securities Act of 1933).

13.  OPTION AGREEMENT.

     Each option is granted under the provisions of the Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the officer executing it.

14.  TERMINATION AND AMENDMENT OF PLAN.

     Options may no longer be granted under the Plan after June 15, 2004, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Committee may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Committee may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting:

     (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to Section 10);

     (b) materially modify the requirements as to eligibility to participate in the Plan;

     (c) materially increase benefits accruing to option holders under the Plan; or

     (d) amend the Plan in any manner which would cause rule 16b-3 to become inapplicable to the Plan;

     and provided further that the provisions of the Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including, without limitation, provisions as to eligibility, amount, price, and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA, or the rules thereunder. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

15.  WITHHOLDING OF INCOME TAXES.

     Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

16.  COMPLIANCE WITH REGULATIONS.

     It is the Company's intent that the Plan comply with all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

17.  GOVERNING LAW.

     The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.





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